                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                                  I-MANY, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                                  01-0524931
(State of incorporation                                        (IRS Employer
   or organization)                                         Identification No.)


           537 CONGRESS STREET, 5TH FLOOR, PORTLAND, MAINE 04101-3353
           (Address of principal executive offices)        (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ x ]


Securities Act registration statement file number to which this form relates:
                               333-32346
                           ----------------
                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:    None

      Title of Each Class                       Name of Each Exchange on Which
      to be so Registered                       Each Class is to be Registered
     --------------------                       ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
                                (Title of Class)

Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.0001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-32346) is incorporated herein by reference.

Item 2:  EXHIBITS.

The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3.       Bylaws of the Registrant, incorporated by reference to Exhibit
                  3.3 to the Company's Registration Statement on Form S-1.

         4. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            I-many, Inc.


                                            By:  /s/ Philip M. St.Germain
                                                 -------------------------------
                                                 Philip M. St.Germain
                                                 Chief Financial Officer
June 23, 2000